LEGG MASON PARTNERS VARIABLE EQUITY TRUST

LEGG MASON PARTNERS VARIABLE MULTIPLE DISCIPLINE PORTFOLIO—ALL CAP GROWTH AND VALUE

Supplement Dated August 13, 2007

to

Prospectus Dated April 30, 2007,

as supplemented

The following information supersedes certain information in the fund’s Prospectus.

The Board of Trustees of Legg Mason Partners Variable Equity Trust has approved changes to the fund’s investment objective and investment strategies, as discussed below. In connection with the new investment objective and strategies, the fund’s name and portfolio managers will change. The new name, investment objective and investment strategies will become effective on November 12, 2007. The fund’s fees and expenses will not change.

Name change

The fund’s name will change to “Legg Mason Partners Variable Capital Portfolio.”

New investment objective

The fund’s investment objective will change from long-term growth of capital to capital appreciation through investment in securities which the portfolio managers believe have above-average capital appreciation potential. The fund’s investment objective may be changed without shareholder approval.

New investment strategies

Principal investment strategies

Key investments

The fund will invest primarily in equity securities of U.S. companies. These companies typically range in size from established large capitalization companies to medium size companies. However, the fund may also invest in small capitalization companies, including those at the beginning of their life cycles.

Selection process

The portfolio managers will emphasize individual security selection while diversifying the fund’s investments across industries, which may help to reduce risk. The portfolio managers seek to identify those companies which offer the greatest potential for capital appreciation through careful fundamental analysis of each company and its financial characteristics. The portfolio managers evaluate companies of all sizes but emphasize those with market capitalizations above $1 billion.

In selecting individual companies for investment, the portfolio managers look for the following:

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Security prices which appear to undervalue the company’s assets or do not adequately reflect factors such as favorable industry trends, lack of investor recognition or the short-term nature of earnings declines

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Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company’s securities

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Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may enhance future earnings

Principal risks of investing in the fund

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

•	U.S. stock markets decline or stocks perform poorly relative to other types of investments

•	An adverse event, such as negative press reports about a company in which the fund invests, depresses the value of the company’s securities

•	The portfolio managers’ judgment about the attractiveness, relative value or potential appreciation of a particular sector or security proves to be incorrect

•

There is greater volatility of share price because of the fund’s ability to invest in small and medium capitalization companies. Investing in small and medium capitalization companies involves a substantial risk of loss

Compared to large capitalization companies, small and medium capitalization companies and the market for their securities are more likely to:

•	Be more sensitive to changes in earnings results and investor expectations

•	Have more limited product lines

•	Have more limited management depth

•	Have fewer capital resources

•	Experience sharper swings in market values

•	Be harder to sell at the times and prices the portfolio managers believe appropriate

•	Offer greater potential for gain and loss

The fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund’s losses from events affecting a particular issuer. However, the portfolio managers seek to diversify the fund’s investments across industries, which may help reduce this risk.

In implementing these investment strategy changes, the fund expects substantial portfolio turnover, which is expected to result in increased transaction costs. If the strategy changes had occurred as of the end of May 2007, it would have resulted in trading costs of approximately $7,150 or $0.000465 per share.

Who may want to invest

The fund may be an appropriate investment if you:

•	Are looking for an investment with potentially greater return but higher risk than fixed income investments

•	Are willing to accept the risks of the stock market

More on the fund’s investments

This section provides further information about the investment strategies that may be used by the fund.

Equity investments

The fund may invest in all types of equity securities including preferred stock and convertible preferred stock. Equity securities include exchange traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, baskets of equity securities, such as exchange traded funds, warrants, rights, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies. Equity securities may also include investments in real estate investment trusts (REITs) which are pooled investment vehicles.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. See “Foreign and emerging market investments” below for the general risks of foreign investing.

Debt obligations

Subject to its investment policies, the fund may invest in debt obligations, which are securities used by issuers to borrow money. Debt obligations include bonds, notes (including structured notes), debentures, commercial paper and other money market instruments issued by banks, corporations, local, state and national governments and instrumentalities, both U.S. and foreign, and supranational entities, mortgage-related and asset-

backed securities, convertible securities, and loan participations and assignments. Debt obligations may be fixed income securities, or have various types of payment and reset terms or features, including adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain types of debt obligations that the fund may invest in are described below. The fund may invest without limit in convertible debt securities. The fund emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The fund may also invest in debt obligations of foreign issuers. See “Foreign and emerging market investments” below for the general risks of foreign investing.

High yield, lower quality securities

The fund may invest up to 20% of its assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the portfolio managers. High yield, lower quality securities are securities that are rated below investment grade by a recognized rating agency or unrated securities determined by the portfolio managers to be of equivalent quality. These securities are commonly known as “junk bonds.” The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices and:

•	Increased price sensitivity to changing interest rates and to adverse economic and business developments

•	Greater risk of loss due to default or declining credit quality

•	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments

•	Greater susceptibility to negative market sentiments leading to depressed prices and a decrease of liquidity

Distressed debt securities

The fund may invest up to 10% of its assets in distressed debt securities. Distressed debt securities are debt securities that are subject to bankruptcy proceedings or are in default or are at imminent risk of being in default. Distressed debt securities are speculative and involve substantial risk. Generally, the fund will invest in distressed debt securities when the portfolio managers believe they offer significant potential for higher returns or can be exchanged for other securities (e.g. equity securities) that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. The fund will generally not receive interest payments on the distressed debt securities and may incur costs to protect its investment. In addition, principal may not be repaid. Distressed debt securities and any securities received in an exchange may be difficult to sell and may be subject to restrictions on resale.

Foreign and emerging market investments

The fund may invest up to 20% of its assets in securities of foreign issuers. The fund may invest directly in foreign issuers or invest in depositary receipts. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

•	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices

•

Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the portfolio managers may not be able to sell the fund’s portfolio securities in amounts and at prices the portfolio managers consider reasonable, or the fund may have difficulty determining the fair value of its securities

•	The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading

•	The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession

•	Economic, political and social developments may adversely affect non-U.S. securities markets

The fund invests in securities denominated in foreign currencies and may engage in forward foreign currency contracts. See “Derivative contracts” below.

Sovereign government and supranational debt

The fund may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

•	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries

•	Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries

•	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers

•	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness

•	Participations in loans between emerging market governments and financial institutions

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Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development

Sovereign government and supranational debt involve many of the risks described above of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

Derivative contracts

The fund may, but need not, use derivative contracts, such as options on securities or currencies, forward foreign currency contracts, interest rate futures and options on interest rate futures:

•	To hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in stock market prices, currency exchange rates or interest rates

•	As a substitute for buying or selling securities

•	To enhance the fund’s return as a non-hedging strategy that may be considered speculative

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s currency, securities market and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Borrowing

The fund may borrow up to 15% of its total assets. The fund will only borrow from banks. Certain borrowing may create an opportunity for increased return but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the fund’s shares and in the return on the fund’s portfolio. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. Interest on any borrowing will be a fund expense and will reduce the value of the fund’s shares.

Risk of high portfolio turnover

The fund may engage in active and frequent trading, resulting in high portfolio turnover. Frequent trading increases transaction costs, which could detract from the fund’s performance.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash without regard to any percentage limitation. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (“SAI”). However, the fund may not use all of the strategies and techniques or invest in all of the types of securities described in this prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

New Portfolio Managers

Effective November 12, 2007, Brian Posner will serve as portfolio manager and Brian Angerame as co-portfolio manager of the fund.

Mr. Posner is the Chief Executive Officer of ClearBridge Advisors, LLC (“ClearBridge”), the fund’s subadviser (the “subadviser”), and an investment officer of Legg Mason Partners Fund Advisor, LLC, the fund’s manager (the “manager”). He joined Legg Mason, Inc. and the subadviser in 2005. Previously, he was a co-founder and Managing Partner of Hygrove Partners LLC, a New York-based asset management company, which was founded in 2000.

Mr. Angerame is a Director and investment officer of the subadviser. He joined the manager or its affiliates or predecessor firms in 2000.

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